Exhibit 10.4
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT NO. 36
to
PURCHASE AGREEMENT NO. PA-03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
Relating to
Boeing models 737-8 and 737-9 Aircraft
THIS SUPPLEMENTAL AGREEMENT NO. 36 to the Purchase Agreement (as defined below) (Supplemental Agreement No. 36), entered into as of the date below, is made by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and AIR LEASE CORPORATION, a Delaware corporation (Customer). Boeing and Customer are referenced herein each as a Party and together as the Parties. This Supplemental Agreement No. 36 is an amendment to and is incorporated into the Purchase Agreement. All defined terms used but not defined in this Supplemental Agreement No. 36 have the same meaning as in the Purchase Agreement.
WHEREAS, Boeing and Customer entered into Purchase Agreement No. PA-03791 dated as of July 3, 2012 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 aircraft (collectively, 737-8 Aircraft) and Boeing model 737-9 aircraft (collectively, 737-9 Aircraft) (737-8 Aircraft and 737-9 Aircraft collectively, Aircraft); and
WHEREAS, Boeing and Customer [*] and
WHEREAS, Boeing and Customer, [*].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

HAZ-PA-03791	1	SA-36
BOEING PROPRIETARY

1.TABLE OF CONTENTS.
The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 36.
2.TABLES.
2.1Table 1H6, entitled “737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table 1H6, entitled “737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments,” provided as Enclosure 2 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference. This new Table 1H6 reflects [*].
2.2Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table 1K, entitled “737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payment,” provided as Enclosure 3 to this Supplement Agreement No. 36 and incorporated into the Purchase Agreement by this reference. This new Table 1K reflects [*].
2.3Table 1M, entitled “737-8 Block M [*] Aircraft Delivery, Description, Price and Advance Payment,” to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table 1M, entitled “737-8 Block M [*] Aircraft Delivery, Description, Price and Advance Payment,” provided as Enclosure 4 to this Supplement Agreement No. 36 and incorporated into the Purchase Agreement by this reference.
2.4A new Table 1N, entitled “737-8 Block N [*] Aircraft Delivery, Description, Price and Advance Payments,” is provided as Enclosure 5 to this Supplemental Agreement No. 36 and is hereby incorporated into the Purchase Agreement by this reference. This new Table 1N reflects [*].
3.EXHIBIT.
A new Exhibit A34, entitled “HAZ/[*] 737-8 Aircraft Configuration [*],” is provided as Enclosure 6 to this Supplemental Agreement No. 36 and is hereby incorporated into the Purchase Agreement by this reference. This Exhibit A34 incorporates the Customer Configuration Changes for the 737-8 Aircraft in Table 1H6 and Table 1K identified with [*] as the lessee.
4.SUPPLEMENTAL EXHIBIT.
Supplemental Exhibit BFE1R1, entitled “[*],” to the Purchase Agreement is hereby deleted in its entirety and replaced by a new Supplemental Exhibit BFE1R2 entitled [*]” which is provided as Enclosure 7 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference.
5.LETTER AGREEMENTS.

HAZ-PA-03791	2	SA-36
BOEING PROPRIETARY

5.1Letter Agreement No. HAZ-PA-03791-LA-1208078R13, entitled “Advance Payment Matters,” to the Purchase Agreement is deleted in its entirety and replaced by a new Letter Agreement No. HAZ-PA-03791-LA-1208078R14, entitled “Advance Payment Matters” (Advance Payment Matters Letter Agreement), which is provided as Enclosure 8 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference. This [*].
5.2Letter Agreement No. HAZ-PA-03791-LA-1208084, entitled “Leasing Matters,” to the Purchase Agreement is deleted in its entirety and replaced by a new Letter Agreement No. HAZ-PA-03791-LA-1208084R1, entitled “Leasing Matters” (Leasing Matters Letter Agreement), which is provided as Enclosure 9 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference. This [*].
5.3Letter Agreement No. HAZ-PA-03791-LA-1208090R16, entitled “Special Matters for 737-8 and 737-9 Aircraft,” to the Purchase Agreement is deleted in its entirety and replaced by a new Letter Agreement No. HAZ-PA-03791-LA-1208090R17, entitled “Special Matters for 737-8 and 737-9 Aircraft” (Special Matters Letter Agreement), which is provided as Enclosure 10 to this Supplemental Agreement No. 36 and incorporated into the Purchase Agreement by this reference. This [*].
5.4A new Letter Agreement No. HAZ-PA-03791-LA-2501278, entitled “[*] is provided as Enclosure 11 to this Supplemental Agreement No. 36 and is hereby incorporated into the Purchase Agreement by this reference. [*].
6.[*]
7.EXCLUSIVE REMEDIES.
Customer agrees that the business considerations provided in this Supplemental Agreement No. 36 are Customer’s exclusive remedies for purposes of resolving all issues with respect to delivery delays of the Aircraft, whether in the past, present or future, and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising under contract, at law or otherwise, in connection therewith.
8.ASSIGNMENT.
The considerations included in this Supplemental Agreement No. 36 cannot be assigned by Customer, in whole or in part, without the prior consent of Boeing.
9.MISCELLANEOUS.
9.1The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement not specifically amended by this Supplemental Agreement No. 36 remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Exhibits, Supplemental Exhibits, Letter Agreements and other documents that are listed in the sections above are incorporated into this Supplemental Agreement No. 36 by this reference.

HAZ-PA-03791	3	SA-36
BOEING PROPRIETARY

9.2This Supplemental Agreement No. 36 will become effective upon (i) execution and receipt by both Parties of this Supplemental Agreement No. 36 and (ii) [*]. The terms of this Supplemental Agreement No. 36 will expire if preconditions (i) and (ii) described above are not met by April 4, 2025.

AGREED AND ACCEPTED this

April 9th, 2025
Date
THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Matthew Cram	/s/ John L. Plueger
Signature	Signature

Matthew Cram	John L. Plueger
Printed name	Printed name

Attorney-in-Fact	CEO & President
Title	Title

HAZ-PA-03791	4	SA-36
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-35
1B	737-9 Block B Aircraft Information Table [*]	SA-35
1C	737-8 Block C Aircraft Information Table [*]	SA-35
1D	737-8 Block D Aircraft Information Table [*]	SA-35
1E	737-8 Block E Aircraft Information Table [*]	SA-35
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~ 	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-35
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-35
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~ 	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~ 	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~ 	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-35
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-36
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-32
1K	737-8 Block K Aircraft Information Table [*]	SA-36
1L	737-9 Block L Aircraft Information Table [*]	SA-35
1M	737-8 Block M Aircraft Information Table [*]	SA-36
1N	737-8 Block N Aircraft Information Table [*]	SA-36

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A1-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A1-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-16
A3-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A6-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-35
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-36
BOEING PROPRIETARY

Enclosure 1

A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A21-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A21-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
A24	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-31
A24-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A24-3	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A25	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A26-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A27	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A28-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A29-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-1	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A30-2	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A31	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A32	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35

HAZ-PA-03791	ii	SA-36
BOEING PROPRIETARY

Enclosure 1

A33	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-35
A34	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-36
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1R2	BFE Variables	SA-36
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R14	Advance Payment Matters	SA-36
LA-1208079R4	[*]	SA-35
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084R1	Leasing Matters	SA-36
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~Reconfirmation Aircraft~~	SA-4
LA-1208090R17	Special Matters for 737-8 and 737-9 Aircraft	SA-36
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~ 	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016R1	[*]	SA-31
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27

HAZ-PA-03791	iii	SA-36
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28
LA-2302334	[*]	SA-34
LA-2501278	[*]	SA-36

HAZ-PA-03791	iv	SA-36
BOEING PROPRIETARY

Table 1H6 To	Enclosure 2
Purchase Agreement No. PA-03791 737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	182,200 pounds		Detail Specification:		D019A008-R (12/8/2017)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	15

[*]

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-36 Page 1

Table 1K to	Enclosure 3
Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	159,400 pounds		Detail Specification:		D019A008-Y (12/18/2020)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	At Signing	24 Mos.	21/18/15/12 Mos.	Total
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	25%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	25

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-36 Page 1

Table 1M to	Enclosure 4
Purchase Agreement No. PA-03791 737-8 Block M [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	182,200 pounds	Detail Specification:		D019A008-AA (11/18/2022)		2Q23 External Fcst
Engine Model/Thrust:		CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:			[*]	Engine Price Base Year/Escalation Formula:
Optional Features:			[*]
Sub-Total of Airframe and Features:			[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):			[*]	Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):			[*]	Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:			[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:			[*]
LIFT Seats Provided by Boeing (Estimate):			[*]
Deposit per Aircraft:			[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	MSN	Adv Payment Base	At Signing	28 Mos.	24/21/18 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	20%
[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
Total:	2

Manufacturer's serial number is subject to change due to production changes

HAZ-PA-03791 122129-1F.txt	Boeing Proprietary	SA-36 Page 1

Table 1N to	Enclosure 5
Purchase Agreement No. PA-03791 737-8 Block N [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	182,200 pounds		Detail Specification:		D019A008-AA (11/18/2022)		August 2024 External Fcst
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]

			Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	MSN*	Factor	Lessee	P.A.	Adv Payment Base	At Signing	28 Mos.	24/21/18 Mos.	Total
Date	Aircraft		(Airframe)		Exhibit A	Price Per A/P	1%	4%	5%	20%
[*]	[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	[*]		[*]			[*]	[*]	[*]	[*]	[*]
Total:	5

*Manufacturer's serial number is subject to change due to production changes

HAZ-PA-03791 124315-1F.txt	Boeing Proprietary	SA-36 Page 1

Enclosure 6
HAZ/[*] 737-8 AIRCRAFT CONFIGURATION
[*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A34

to Purchase Agreement Number PA-03791

HAZ-PA-03791		SA-36 EXA Page 1
BOEING PROPRIETARY

Enclosure 6
Exhibit A34

AIRCRAFT CONFIGURATION

Dated April __, 2025

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options upon request. The Aircraft Basic Price reflects and includes [*].

HAZ-PA-03791		SA-36 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

[*]

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 1 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 2 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 3 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 4 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 5 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 6 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 7 of 8

Boeing Proprietary	Enclosure 6
Exhibit A34 To
Purchase Agreement No. PA-03791

P.A. 03791 SA-36 Exhibit A34 ([*] 737-8)	Boeing Proprietary	Page: 8 of 8

Enclosure 7
BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Air Lease Corporation

Supplemental Exhibit BFE1R2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-BFE1R2		SA-36
	BOEING PROPRIETARY	Page 1

Enclosure 7
BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

*[*]

**[*]

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

HAZ-PA-03791-BFE1R2		SA-36
	BOEING PROPRIETARY	Page 2

Enclosure 7

2.On-dock Dates and Other Information.
On or before [*] prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC)). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

[*]

3.Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

HAZ-PA-03791-BFE1R2		SA-36
	BOEING PROPRIETARY	Page 3

Enclosure 8
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078R14

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Deferred Advance Payment Schedule.
1.1Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).
[*]
2.[*]

3.[*]
4.[*]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.

SA-36

BOEING PROPRIETARY

Enclosure 8

7.Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Matthew Cram

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2025

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO and President

HAZ-PA-03791-LA-1208078R14		SA-36
Advance Payment Matters		Page 2
BOEING PROPRIETARY

Enclosure 9
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208084R1

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[*]
1.[*]
2.[*]
3.[*]
4.[*]
5.[*]
6.[*]
7.[*]
8.[*]
9.[*]
10.[*]
11.[*]
12.[*]

HAZ-PA-03791-LA-1208084R1		SA-36
Leasing Matters		Page 1
BOEING PROPRIETARY

Enclosure 9

13.[*]
14.Assignment of Additional Rights at Delivery.
At the time of delivery by Boeing of any Aircraft to Customer and Customer's re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.
15.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Matthew Cram

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2025

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO and President

HAZ-PA-03791-LA-1208078R14		SA-36
Advance Payment Matters		Page 2
BOEING PROPRIETARY

                                         Enclosure 9
ATTACHMENT A
[*]

HAZ-PA-03791-LA-1208084R1		SA-36
Attachment A
Leasing Matters		Page 1
BOEING PROPRIETARY

                                         Enclosure 9

HAZ-PA-03791-LA-1208084R1		SA-36
Attachment A
Leasing Matters		Page 2
BOEING PROPRIETARY

Enclosure 10
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208090R17

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:
1.1Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft [*] in an amount shown in the table immediately below for the respective minor model and [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]

SA-36

BOEING PROPRIETARY

Enclosure 10

Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]
Block M	[*]	[*]	[*]	[*]	[]*
Block N	[*]	[*]	[*]	[*]	[*]

1.2Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*]. Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]
Block M	[*]	[*]	[*]	[*]	[*]
Block N	[*]	[*]	[*]	[*]	[*]

1.3[*]
1.4[*]
1.5[*]
1.6[*]
1.7[*]
1.8[*]
1.9[*]

HAZ-PA-03791-LA-1208090R17		SA-36
Special Matters for 737-8 and 737-9 Aircraft		Page 2
BOEING PROPRIETARY

Enclosure 10

1.10[*]
1.11[*]
1.12[*]
1.13[*]
1.14[*]
1.15[*]
1.16[*]
1.17[*]
1.18[*]
1.19[*]
1.20[*]
1.21[*]
1.22[*]
1.23[*]
1.24[*]
1.25[*]
1.26[*]
1.27[*]
1.28[*]
1.29[*]
1.30[*]
1.31[*]
1.32[*]
1.33[*]
1.34[*]
1.35[*]
1.36[*]
1.37[*]
1.38[*]
1.39[*]
1.40[*]
1.41[*]
1.42[*]
1.43[*]

HAZ-PA-03791-LA-1208090R17		SA-36
Special Matters for 737-8 and 737-9 Aircraft		Page 3
BOEING PROPRIETARY

Enclosure 10

1.44[*]
1.45[*]
1.46[*]
1.47[*]
1.48[*]
1.49[*]
1.50[*]
1.51[*]
1.52[*]
1.53[*]
1.54[*]
1.55[*]
1.56[*]
1.57    [*]
2.[*]
3.[*]
4.[*]
5.[*]
6.Assignment.
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidentiality.
8.Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors

HAZ-PA-03791-LA-1208090R17		SA-36
Special Matters for 737-8 and 737-9 Aircraft		Page 4
BOEING PROPRIETARY

Enclosure 10

of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Matthew Cram
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2025

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-1208090R17		SA-36
Special Matters for 737-8 and 737-9 Aircraft		Page 5
BOEING PROPRIETARY

Enclosure 11
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-2501278

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to models 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
For the purpose of this Letter Agreement, references to “Aircraft” are references to the Block N Aircraft in Table 1N of the Purchase Agreement as of the date of this Letter Agreement.
1.[*]
2.[*]
3.[*]
4.[*]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Block N Aircraft at the time of delivery and leasing the Block N Aircraft to commercial operators and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of

BOEING PROPRIETARY

Enclosure 11

Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Matthew Cram
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	April 9, 2025

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-2501278		SA-36
[*]		Page 2
BOEING PROPRIETARY

        Enclosure 11
Attachment A to Letter Agreement No. HAZ-PA-03791-LA-2501278

[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

HAZ-PA-03791-LA-2302334		SA-36
[*]		Attachment A Page 1
BOEING PROPRIETARY

        Enclosure 11
Attachment B to Letter Agreement No. HAZ-PA-03791-LA-2302334

Beginning of Capped Period:	[*]
End of Capped Period:	[*]

Escalation Factors

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HAZ-PA-03791-LA-2501278		SA-36
[*]		Attachment B Page 1
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        Enclosure 11

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HAZ-PA-03791-LA-2501278		SA-36
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        Enclosure 11

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HAZ-PA-03791-LA-2501278		SA-36
[*]		Attachment B Page 3
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